SHARE PURCHASE AGREEMENT
                            ------------------------

     This Share Purchase Agreement ("Agreement") is made as of January 24, 2005, ("Effective Date") between PETROSEARCH ENERGY CORPORATION, a Nevada corporation (the "Company") and CBARNEY INVESTMENTS, LTD., a Texas limited partnership, or its assigns ("Purchaser").

     A. Company is in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi. Company has obtained commitments from industry joint venturers to develop several drilling prospects, thereby requiring an accelerated leasing program in the target areas. Additional acquisition and exploration opportunities have contemporaneously been presented by third parties to Company which Company desires to pursue in addition to the near term drilling projects.

     B. Company is the survivor of a December 30, 2004 merger between Company and Petrosearch Corporation, a Texas corporation, the former parent of Company, immediately following a 6.5 to 1 reverse split of Petrosearch Corporation's Common Stock.

     C. Company has elected to meet certain of its working capital needs post-merger by the placement of Company Common Stock, par value $.001, with one or more willing, sophisticated investors and Purchaser desires to acquire a specified number of shares of Company Common Stock under the terms and conditions set forth herein.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

NUMBER AND PURCHASE PRICE FOR SHARES/OPTION FOR ADDITIONAL SHARES/ADJUSTMENT OF
-------------------------------------------------------------------------------
                       PRICE FOR MORE FAVORABLE PLACEMENT
                       ----------------------------------


     1.1     NUMBER OF SHARES TO BE PURCHASED/PURCHASE PRICE.  Subject to all of
             -----------------------------------------------

the terms and conditions of this Agreement, Company agrees to issue and sell to Purchaser (sometimes referred to herein as a "Holder") and Purchaser agrees to purchase, 100,000 shares of Company Common Stock, par value $.001 (the "Investment Shares"), at a cash price of $1.95 per share, or a total purchase price of ONE HUNDRED NINETY FIVE THOUSAND AND NO/100 DOLLARS ($195,000.00) [the "Investment Purchase Funds"]. This sale, if consummated, shall be made by the Company directly to Purchaser without the assistance of placement agents or a broker-dealer.

     1.2     ADJUSTMENT  UPON  MORE  FAVORABLE  PLACEMENT. If at any time during
             --------------------------------------------
the period from the execution of this Agreement until thirty (30) days after the release to Company from escrow (described herein below) of the Investment Purchase Funds, Company shall sell to any third party other than members of Company's management, Common Stock at less than $1.95 per share, then the purchase price of the Investment Shares shall be automatically adjusted to the lower price made available to the third party and such additional Common Shares shall be issued to Purchaser and delivered to Purchaser (or to Escrow Agent if the Investment Shares are still in escrow) as are necessary to make the purchase price per share paid by Purchaser equal the more favorable price made available to the third party.

                                   ARTICLE II

                 ESCROW PENDING CERTAIN TRANSACTIONS/USE OF PROCEEDS
                 ---------------------------------------------------


     2.1     ESCROW  DEPOSIT.  Upon execution of this Agreement, Purchaser shall
             ---------------
deposit the Investment Purchase Funds with the escrow agent (the "Escrow Agent") named in the Escrow Agreement attached hereto as Exhibit "A". The Investment
                                                    ------------
Purchase Funds shall remain in escrow pending issuance of the Investment Shares to Purchaser all as documented to Escrow Agent by delivery of a stock certificate in Purchaser's name evidencing the Investment Shares and containing the usual and customary Rule 144 restrictive legend. Should, for any reason, Company fail to deliver the certificate within five (5) business days after deposit of the Investment Purchase Funds with Escrow Agent, or in the event that the additional conditions set forth in Article V (collectively, the "Escrow Release Conditions") are not met by such time, then, at Purchaser's option, Purchaser may terminate this Agreement and the corresponding Escrow Agreement, whereupon the Investment Purchase Funds shall be returned by Escrow Agent to Purchaser without interest and without deduction for escrow fees and expenses. In the event that the Escrow Release Conditions are satisfied by Company by the fifth business day after deposit of the Investment Purchase Funds with Escrow Agent, then, the Investment Purchase Funds shall be released immediately from escrow to Company by Escrow Agent and Purchaser shall execute with Company an instruction letter directing such release to Company (such release date being sometimes referred to as the "Closing Date").

     2.2     USE OF PROCEEDS.  The Investment Purchase Funds shall be applied to
             ---------------
Company's  general  working  capital  needs  without  specific  allocation.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------

     As an inducement to the Purchaser to enter into this Agreement, Company represents, warrants and agrees that:

     3.1     ORGANIZATION  AND  GOOD  STANDING.  The  Company  and  each  of its
             ---------------------------------
subsidiaries have been duly organized in accordance with the laws of their respective jurisdictions of


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
incorporation and exist in good standing under such laws with full power and authority to conduct their businesses as described in the Disclosure Documents (defined herein below), and are duly qualified and in good standing in each other jurisdiction in which such qualification is required except where the failure to so qualify, both individually and in the aggregate, does not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets. No actions or proceedings to dissolve the Company are pending or, to the best knowledge of the Company, threatened.

     3.2     CORPORATE POWER AND AUTHORITY; DUE AUTHORIZATION.  Company has full
             ------------------------------------------------
corporate power and authority to execute and deliver this Agreement and all other documents required to be entered into by the Company pursuant hereto (this Agreement and such other documents being hereinafter collectively referred to as, the "Transaction Documents") and to consummate the transactions contemplated by the Transaction Documents. This Agreement and the other Transaction Documents have been duly authorized by all necessary corporate action of the Company and, when executed and delivered, will be legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except to the extent that the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.


     3.3     NO  VIOLATION.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the other Transaction Documents by the Company and the consummation of the transactions herein and therein contemplated does not and will not result in a breach or violation of any of the terms and provisions of the articles or certificate of incorporation or by-laws of the Company as in effect on the date hereof (the "Organizational Documents"), and does not and will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which the Company is bound, and does not and will not violate or contravene (i) any governmental statute, rule or regulation applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company, the violation or contravention of which would materially and adversely affect the condition (financial or otherwise), business or prospects of the Company or on its properties or assets.

     3.4     CAPITALIZATION.  The  Company  has a duly authorized capitalization
             --------------
as set forth in Schedule 1 attached hereto. The outstanding shares of Common Stock have been duly authorized and validly issued, fully paid and nonassessable. None of the outstanding shares of Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. None of the holders of the outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. Neither the holders of the outstanding shares of Common Stock nor the holders of any other securities or rights of the Company are entitled to pre-emptive or other rights or agreements for the purchase or acquisition from the Company of any shares of the Common Stock or to subscribe for the any of the Shares. The Company is not a party or subject to any agreement or understanding, and, to the knowledge of the Company, there is no agreement or understanding, between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company or by a director of the Company.

     3.5     AUTHORIZATION  AND ISSUANCE OF SHARES.  The Shares, when issued and
             -------------------------------------
paid for, will constitute duly authorized, legally and validly issued securities of the Company, fully paid and non-assessable.

     3.6     DISCLOSURE  DOCUMENTS.  The  documents  furnished by the Company to
             ---------------------
Purchaser in connection with this sale include audited financial statements through December 31, 2003, unaudited compiled financial statements through June 30, 2004, the Company's fact summary sheet and business strategies and plan, a private placement memorandum dated December 15, 2004, and supplement thereto, a letter to Shareholders regarding the reverse split and redomicile transaction(s) and prospect summaries and related materials regarding the various prospect areas which the Company contemplates acquiring and developing in the near term, and various economic models and projections (collectively, the "Disclosure Documents"). When read as one document, the Disclosure Documents furnish all information required to be furnished to accredited investors under Regulation D ("Regulation D") and Regulation S ("Regulation S") of the Securities and Exchange Commission ("SEC") promulgated under the Securities Act of 1933, as amended (the "1933 Act"). The Disclosure Documents and any amendments or supplements thereto: (i) do and will, as the case may be, contain all material statements and information which are required to be included in accordance with Regulation D and Regulation S and the 1933 Act, and applicable state, provincial and local laws, (ii) do and will in all material respects conform to the requirements of Regulation D and Regulation S and the 1933 Act and applicable state, provincial and local laws and (iii) do not and will not, as the case may be, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.7     REPRESENTATIONS  AND  WARRANTIES.  No representation or warranty by
             --------------------------------
the Company in this Agreement contains, or on the Closing Date will contain, any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it is made, in order to make the statements made herein not misleading. There is no fact known to the Company that has or could have a material adverse effect on the Company, which has not been set forth in this Agreement (including attached schedules) or in the Disclosure Documents.

     3.8     CONSENTS  AND  APPROVALS.  No  consent,  approval,  order,  or
             ------------------------
authorization of, or declaration, filing, or registration with, any governmental entity is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Agreement and the execution, delivery, and where applicable, performance of the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby, other than (i) compliance with any applicable requirements of the 1933 Act, (ii) compliance with any applicable requirements of the Securities Exchange Act of 1934 (the "1934 Act"), (iii) compliance with any applicable state securities laws; and
(iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets. Except for such consents as are obtained before or contemporaneously with consummation of the Closing, no consent or approval of any other Person is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Agreement and execution, delivery and, where applicable, performance of the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby.

     3.9     FINANCIAL CONDITION.  The audited consolidated balance sheet of the
             -------------------
Company and its subsidiaries as at December 31, 2003, and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ham, Langston & Brezina, L.L.P. heretofore furnished to the Purchaser, and the unaudited consolidated balance sheet of the Company and its subsidiaries as at June 30, 2004, and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its subsidiaries for the six-month period ending on such date heretofore furnished to the Purchaser, are complete and correct and fairly present the consolidated financial condition of the Company and its subsidiaries as at said dates and the results of its operations for the fiscal year and the six-month period ending on said dates, all in accordance with generally accepted accounting principles ("GAAP"), as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Other than the credit facility with Fortuna Energy, L.P. described in Schedule 2 attached hereto, neither the Company nor any of its subsidiaries has on the date hereof any debt, trade payables, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such financial statements or except to the extent that the existence of any of the foregoing would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Since December 31, 2003, there has been no change or event having or reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets, except as disclosed to the Purchaser in writing. Since the date of such financial statements, neither the business nor the properties of the Company's subsidiaries, taken as a whole, have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any governmental entity, riot, activities of armed forces or acts of God or of any public enemy.

     3.10     NO GENERAL SOLICITATION OR INTEGRATED OFFERING.  Neither the
              ----------------------------------------------
Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Shares being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the 1933 Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the 1933 Act, which result of such integration would require registration under the 1933 Act, or would trigger any applicable stockholder approval provisions.

     3.11     SUBSIDIARIES.  Each of the Company's subsidiaries is identified in
              ------------
Schedule  1
attached hereto and is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable, and has all requisite corporate or partnership power and authority in all material respects to own, lease, and operate its properties and to carry on its business as now being conducted. Each of its subsidiaries is duly qualified to do business as a foreign corporation or limited partnership, as applicable, and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Other than the rights of certain subsidiary presidents to acquire ten percent of their subsidiary after payout of that subsidiary's exploration projects, there are outstanding (i) no securities of any of its subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of any subsidiary or of the Company and (ii) no options or other rights to acquire from any of its subsidiaries and no obligation of any of its subsidiaries to issue or sell, any shares of capital stock or other voting securities of any of its subsidiaries or of the Company or any securities of any subsidiary or of the Company convertible into or exchangeable for such capital stock or voting securities.

     3.12     TRANSACTIONS  WITH  AFFILIATES.  Except  as to drilling agreements
              ------------------------------
with Maverick Drilling Co., Inc., a company controlled by the Don Henrich family, none of the officers, directors or employees of the Company or any of its subsidiaries is currently a party to any transaction with the Company or any of its subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

     3.13     TITLES  AND  ASSETS.
              -------------------

          (a) Each of the Company and its subsidiaries has good and defensible title to, or valid leasehold interests in, all of its material assets and properties, except for such assets and properties as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business and except for such imperfections of title, easements, rights of way and similar liens or other matters and failures of title as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. All such assets and properties, other than assets and properties in which the Company has leasehold interests, are free and clear of all Liens, other than those liens in favor of Fortuna Energy, L.P.


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
          (b) All leases, licenses, permits, authorizations and agreements necessary for the conduct of the business of the Company and its subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such leases, licenses, permits, authorizations and agreements, which would have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets.

          (c)     The  assets and properties currently owned, leased or licensed by the Company and its subsidiaries, including, without limitation, all easements, licenses, permits, authorizations and rights of way, include all assets and properties necessary to permit the Company and its subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

          (d) All of the assets and properties of the Company and its subsidiaries that are reasonably necessary for the operation of their business are in good working condition in all material respects and are maintained in accordance with prudent business standards.

     3.14     DEFAULTS.  Neither  the  Company nor any of its subsidiaries is in
              --------
default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, except for defaults which in the aggregate would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets.

     3.15     INSURANCE.  All  material  policies  of fire, liability, workmen's
              ---------
compensation and other forms of insurance owned or held by the Company and each of its subsidiaries as of the date hereof are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Company or any of its subsidiaries is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Company and each of its subsidiaries (taking into account the cost and availability of such insurance); will remain in full force and effect through the respective dates listed in such policies with the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

     3.16     LITIGATION.  Except as disclosed in Schedule 3 hereto, there is no
              ----------
litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries.

     3.17     COMPLIANCE  WITH  THE  LAW.   Neither  the  Company nor any of its
              --------------------------
subsidiaries  has


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
violated any governmental requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its assets or properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Except for such acts or failures to act as would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets, the assets and properties of the Company have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of agreements and other instruments comprising a part of the assets and properties, including, without limitation, all leases, subleases or other contracts comprising a part of the assets and properties.

     3.18     ENVIRONMENTAL  MATTERS.  Except  to the extent that the inaccuracy
              ----------------------
of any of the following, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets:

          (a) No property owned, leased or operated by the Company or any of its subsidiaries, and no operations conducted thereon violate any order or requirement of any court or Governmental Entity or any Environmental Laws;

          (b) Without limitation of clause (a) above, no property owned, leased or operated by the Company or any of its subsidiaries, nor the operations currently conducted thereon or, to the best knowledge of the Company, by any prior owner or operator of such property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Entity or subject to  any  remedial  obligations  under  Environmental  Laws;

          (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Company or any of its subsidiaries in connection with the operation or use of any and all property of the Company and each of its subsidiaries, including without limitation present, or to the best of Company's knowledge, past treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Company and each of its subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

          (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all properties, owned, leased or operated by the Company or any of its subsidiaries have in the past, during the tenure of ownership of the Company and its subsidiaries and, to the best of the Company's knowledge, prior thereto, been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Company, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Entity in connection with any Environmental Laws;

          (e) The Company has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released, and there has been no threatened release of any hazardous substances, on or to any properties, owned, leased or operated by the Company or any of its subsidiaries, except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment; and

          (f) Neither the Company nor any of its subsidiaries has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

     3.19     TAXES.  The Company has filed (taking into account any extensions)
              -----
all United States Federal income tax returns and all other tax returns which are required to be filed by it on or before the Closing and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except for any taxes which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Company in respect of taxes and other governmental charges are adequate. No tax lien has been filed and, to the knowledge of the Company, no claim is being asserted with respect to any such tax, fee or other charge, except for any taxes, fees or other charges which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

     3.20     BROKERAGE  FEES.  The  Company  has  not  retained  any  financial
              ---------------
advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of the sale by the Company and the purchase by the Purchaser of the Shares.

     3.21     SEC REQUIREMENTS.  Neither the Company nor any of its subsidiaries
              ----------------
has received notice from the Securities and Exchange Commission or any state securities agency that the Company or any subsidiary is not in compliance with applicable Securities and Exchange Commission or state securities rules and regulations or is under investigation regarding the potential violation of any such rule or regulation.

     3.22     MATERIAL AGREEMENTS. Set forth on Schedule 4 hereto is a complete
              -------------------
and correct list of all material agreements of the Company and its subsidiaries that would be required to be listed in an Annual Report on Form 10-K as material contracts pursuant to Item 601 of Regulation S-K.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     The  Purchaser  hereby  represents,  warrants  and  agrees  that:

     4.1     AUTHORITY.  The  Purchaser has  full corporate or partnership power
             ---------
and authority to execute and deliver this Agreement and, when executed and delivered, will constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. If the Purchaser is a corporation or a trust, the officer or trustee executing this Agreement represents and warrants that he/she is authorized to so sign; that the corporation or trust is authorized by its charter and by-laws or the trust agreement, as the case may be, to make this investment.

     4.2     SUITABILITY  OF  PURCHASER.  The  Purchaser is able to (i) bear the
             --------------------------
economic risk of its investment in the Company, (ii) hold the Shares for an indefinite period of time, and (iii) afford a complete loss of its investment.

     4.3     INVESTMENT  EXPERIENCE.  The Purchaser, together with its purchaser
             ----------------------
representative (who is unaffiliated with and who is not compensated by the Company, or any affiliate or selling agent of the Company, directly or indirectly), if any, have the requisite knowledge and experience in financial and business matters, including investments of this type, to be capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto.

     4.4     RECEIPT  OF  INFORMATION;  RELIANCE  UPON  DISCLOSURE.
             -----------------------------------------------------

     (a)     DOCUMENTS.  The  Purchaser has reviewed, read carefully, considered
             ---------
and fully understood the Disclosure Documents and the Purchaser has received from the Company all of the information concerning the Company that it considers to be material in making its investment decision, which information has been requested by the Purchaser if not already furnished by the Company. The Purchaser (and/or its representative, if any) have had full access to the books and records of the Company and to its officers, directors and accountants for the purpose of obtaining and verifying such information and the Purchaser has had an opportunity to ask questions and receive answers from the officers of the Company regarding the terms and conditions of this transaction and the Company's business and financial condition.

     (b) The Purchaser confirms that he has had adequate opportunity to obtain such independent legal and tax advice and financial planning services as he has deemed appropriate prior to making a decision to purchase the Shares.

     (c) Except as expressly set forth herein, no representations or warranties, oral or otherwise, have been made to the Purchaser, including without limitation, any representations concerning the future prospects of the Company, by the Company or any agent, employee or affiliate of the Company, or any other person whether or not associated with this transaction, and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in the Disclosure Documents, and the results of its own independent investigation. The Purchaser has obtained sufficient information to evaluate the merits and risks of its investment and to make an informed investment decision.

     4.5     RESTRICTED  SECURITIES.  The Purchaser understands and acknowledges
             ----------------------
that the Shares it is purchasing hereunder are "restricted securities" under federal and state securities laws insofar as they have not been registered under the 1933 Act or the securities laws of any other jurisdiction, that they may not be resold or transferred without compliance with the registration or qualification provisions of the 1933 Act or applicable federal and state securities laws or the laws of any other jurisdiction or an opinion of counsel that an exemption from such registration and qualification requirements is available. The Purchaser is familiar with SEC Regulation D, Regulation S and Rule 144 promulgated under the 1933 Act, as presently in effect, and the resale limitations imposed thereby and by the 1933 Act.

     4.6     LIMITATIONS  ON  DISPOSITION.  Without  in  any  way  limiting  the
             ----------------------------
representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

     (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b)(i) The Purchaser shall have notified Company of the proposed disposition and shall have furnished Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) upon the request of the Company, the Purchaser shall have furnished Company with an opinion of counsel, reasonably satisfactory to Company, that such disposition will not require registration of such securities under the 1933 Act and applicable state securities laws.

     The Purchaser understands that Company will issue stop transfer instructions to its transfer agent with respect to the Shares and intends to place a restrictive legend on every certificate as provided in Section 8.4 hereof.

     4.7     ILLIQUID  INVESTMENTS.  The  Purchaser's  overall  commitment  to
             ---------------------
investments that are not readily marketable is not disproportionate to its net worth and its investment in the Shares will not cause such overall commitment to become excessive. The Purchaser has adequate means of providing for its current needs and personal contingencies.

     4.8     COMPANY  RELIANCE  ON  QUESTIONNAIRE  AND  REPRESENTATIONS  AND
             ---------------------------------------------------------------
WARRANTIES.  The Purchaser understands, acknowledges and agrees that the Company
         -
is relying on the accuracy of the responses by Purchaser contained in the Confidential Purchaser Questionnaire heretofore delivered by you to the Company (as well as Purchaser representations and warranties contained in this Agreement), which responses, representations and warranties you warrant to be true, complete and correct.

     4.9     ACCREDITED  INVESTOR  STATUS.  The  Purchaser  is  an  "accredited
             ----------------------------
investor" as such term is defined in SEC Rule 501(a) of Regulation D promulgated under the 1933 Act.

     4.10     PURCHASE  FOR  OWN ACCOUNT.  The Purchaser is acquiring the Shares
              --------------------------
for its own account, for investment purposes and not for resale or with a view to any distribution, or in connection with any distribution thereof.

                                    ARTICLE V

                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

     Purchaser's obligations to purchase the Investment Shares under this Agreement are subject to the fulfillment of the following conditions:

     5.1     REPRESENTATIONS AND WARRANTIES.  The representations and warranties
             ------------------------------
of the Company contained in Article III hereof shall be true as of the Closing Date.

     5.2     COMPANY'S  PERFORMANCE.  The  Company  shall  have  performed  and
             ----------------------
complied with all agreements, obligations and conditions contained in this Agreement, which performance or compliance is required on or before the Closing Date.

     5.3     TRANSACTION  DOCUMENTS.  Each  of  the  Transaction Documents shall
             ----------------------
have been fully executed and delivered by the parties thereto, and shall be in full force and effect.

     5.4     ESCROW  RELEASE  CONDITIONS.  Each of the Escrow Release Conditions
             ---------------------------
shall  have  been  satisfied.

     5.5     LEGAL  PROCEEDINGS.  No  proceeding  shall, on the Closing Date, be
             ------------------
pending or threatened seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     5.6     CAPITALIZATION.  The  Company  shall  have  issued  and outstanding
             --------------
20,500,000  shares  of  Common  Stock.

     5.7     OFFICERS'  CERTIFICATE.  The  Company  shall  have  delivered  an
             ----------------------
Officers' Certificate to the Purchaser to the effect that all conditions contained in this Article V have been complied with.

                                   ARTICLE VI

                       CONDITIONS TO COMPANY'S OBLIGATIONS
                       -----------------------------------

     The obligations of the Company to sell and issue the Investment Shares to Purchaser are subject to the fulfillment on or before the Closing of each of the following conditions by Purchaser:

     6.1     REPRESENTATIONS  AND  WARRANTIES.  The  Purchaser's representations
             --------------------------------
and warranties contained in Article IV shall be true on and as of the Closing Date with the same effect as though made on and as of the date thereof.

     6.2     PAYMENT.  The  Purchaser  shall have delivered into escrow the full
             -------
amount  of  the  Investment  Purchase  Funds.

     6.3     TRANSACTION  DOCUMENTS.  Each  of  the  Transaction Documents shall
             ----------------------
have been fully executed and delivered by the parties thereto, and shall be in full force and effect and Purchaser, if requested by Company, shall have delivered to the Company an executed Confidential Purchaser Questionnaire.

                                   ARTICLE VII

                               REGISTRATION RIGHTS
                               -------------------

     The Company covenants and agrees as follows:

     7.1     DEFINITIONS.  For  purposes  of  this  Article  7:
             -----------

          (a) The term "Holder" means any person owning or having the right to acquire Shares or Registrable Securities.

          (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) The term "Public Corporation" means a corporation which has a class of equity securities registered pursuant to Section 12 of the 1934 Act, or which is required to file periodic reports pursuant to Section 15(d) of the 1934 Act.

          (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

          (e) The term "Registrable Securities" means (i) the Shares, (ii) any shares of Common Stock issued by Company pursuant to Section 1.1 or 1.2 hereof, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares and the shares referred to in clause (ii) above, but excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Article VII are not assigned; provided, however,
                                                              --------  -------
that any such securities shall cease to be Registrable Securities when one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein.

          (f) The number of shares of "Registrable Securities Then Outstanding" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities.

          (g) The term "Registration Expenses" means all registration, qualification, listing and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Agreement, and any other fees and expenses of the registration under this Agreement which are not Selling Expenses.

          (h) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

          (i) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in this Agreement.

     7.2     REGISTRATION  OBLIGATION.  The  Company  agrees  to  cause  a
             -------------------------
registration statement on Form S-1, SB-1 or SB-2 to be filed with the Securities Exchange Commission as to the Registrable Securities to be registered under the 1933 Act not later than one hundred twenty (120) days after the Closing Date and use its reasonable best efforts to have such registration statement declared effective within one hundred eighty (180) days of the Closing Date.

     7.3     PIGGYBACK  REGISTRATION  RIGHTS.
             -------------------------------

          (a) If, at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or the account of a security holder or holders, other than pursuant to a Registration Statement on Form S-4 or Form S-8, the Company will (x) promptly give each Holder written notice thereof, and (y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 7.3(a). In such event, the right of any Holder to registration pursuant to this
Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities owned by the Holder in the underwriting to the extent provided under this Section 7.3. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 7.3, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holder of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities pro rata
                                                                        --- ----
according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction  shall  be  taken  (i)  first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities requested by
                     --- ----
the Holders and such holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise all Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) The Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 7.3 at any time prior to the time it becomes effective.

     7.4     EXPENSES  OF  REGISTRATION.  All  Registration Expenses incurred in
             --------------------------
connection with a registration pursuant to this Article 7 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of the Holders shall be borne by the Holders of such Registrable
Securities  pro  rata  based  upon  the  total  number of Registrable Securities
            ---  ----
included in the registration or, if such Selling Expenses are specifically allocable to Registrable Securities held by specific Holders, by such Holders to the extent related to the sale of such Registrable Securities.

     7.5     REGISTRATION  PROCEDURES.
             ------------------------

          (a) In connection with the registration of Registrable Securities required pursuant to this Article 7, the Company shall as expeditiously as is reasonable:

               (i) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its reasonable reasonable best efforts to cause such registration statement to become and remain effective for the period described in paragraph (ii) below;

               (ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement the earliest of (w) when the Shares have been sold pursuant to Rule 144 promulgated under the 1933 Act (or any successor provision) ("Rule 144") or such registration statement, (x) when the Shares have been otherwise transferred and a new certificate for the Shares not bearing a legend restricting further transfer shall have been delivered by the Company, (y) when all of the Holder's and its Affiliates' remaining Shares can be sold in a single transaction in compliance with Rule 144, or (z) when the Shares have ceased to be outstanding;

               (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

               (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (v) immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law;

               (vi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

               (vii) use its reasonable best efforts to list such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over- the-counter market, to use its reasonable best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as such seller shall reasonably request;

               (viii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

          (b) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (c) In the case of an underwritten public offering, the Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

     7.6     INDEMNIFICATION.
             ---------------

          (a) The Company will indemnify each Holder with respect to which registration has been effected pursuant to this Agreement, each of its officers and directors, if any, and each underwriter, if any, and each person who controls the Holder or any such underwriter within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company
                                             --------  -------
will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act and each other such Holder against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this
Section 7.6 shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this Section 7.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the
                                   --------   -------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure
                                             --------  -------
of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     7.7     CONTRIBUTION.
             ------------

          (a) If the indemnification provided for in Section 7.6 hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 7.7 is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

          (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.8.     EXCHANGE  ACT  REGISTRATION.     The  Company covenants and agrees
              ---------------------------
that  until  such  time as there shall be no Registrable Securities outstanding:

          (a) it will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

          (b) it will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144 or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by Rule 144;

          (c) it will, if no longer required to file reports pursuant to Section 12 (g) of the 1934 Act, upon the request of any Holder, make publicly available the information specified in subparagraph (c) (2) of Rule 144, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC; and

          (d) upon the request of any Holder, it will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 7.8.

     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to the Holders, their partners, advisory committee members, officers, directors and employees acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 7.6; provided, however, that the Company shall be given written
                      --------  -------
notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 7.6 the defense thereof.

     7.9     DELAY OF REGISTRATION.  No holder shall have any right to obtain or
             ---------------------
seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article VII.

     7.10     AMENDMENTS AND WAIVERS.  Any term or provision of the registration
              ----------------------
rights stated in this Agreement may be amended and the observance of any term of such rights may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of the Shares and any Registrable Securities then outstanding, each future holder of Shares and such Registrable Securities, and the Company.

                                  ARTICLE VIII

                      MISCELLANEOUS AND FURTHER PROVISIONS
                      ------------------------------------

     The  Purchaser  agrees  that:

     8.1     NO  TRANSFER  OF  SHARES  UNTIL  REGISTERED.  Purchaser  will  not
             -------------------------------------------
transfer or assign the Investment Shares except as provided in Section 4.6.

     8.2     SUCCESSORS AND ASSIGNS.  This Agreement and this Agreement shall be
             ----------------------
binding upon the parties and their respective successors and assigns.

     8.3     INDEMNIFICATION  REGARDING  QUESTIONNAIRE.  Purchaser  shall
             -----------------------------------------
indemnify, hold harmless and defend the Company and its affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any representations or warranties made by the Purchaser in the Confidential Purchaser Questionnaire completed by the Purchaser, and the Purchaser agrees that in the event of any breach or untruth of any representations or warranties made by the Purchaser herein or in the Confidential Purchaser Questionnaire, the Company may, at its option, forthwith rescind the sale of the Shares to the Purchaser, if the failure to rescind due to the breach or untruth by Purchaser would cause the Company to be in violation of the registration requirements of the 1933 Act or applicable state securities laws.

     8.4     LEGEND.  A  legend  in  substantially  the  following  form will be
             ------
placed  on  all  documents  or  certificates  evidencing  the  Shares:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

     8.5     SURVIVAL  OF  WARRANTIES.  The  warranties,  representations  and
             ------------------------
covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     8.6     ENTIRE  AGREEMENT.  This  Agreement,  together  with  the  other
             -----------------
Transaction Documents, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8.7     GOVERNING  LAW.  This  Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of Texas (except where Nevada law pertains to the corporate matters of Company) without regard to conflicts of law.

     8.8     COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.9     NOTICES.  All  notices,  requests, demands and other communications
             -------
under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the date of delivery if sent by prepaid overnight courier services, (iii) on the fifth day after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and (iv) upon the receipt of a confirmation of transmission if sent by facsimile transmission at the following addresses. Any party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

     To  Purchaser:               CBarney  Invesments,  Ltd.
                                  952  Echo  Lane,  Suite  364
                                  Houston,  Texas  77024
                                  Attention:  Charles  Barney
                                  FAX:  (713)  722-8886

     With  a  copy  to:           Gardere  Wynne  Sewell,  L.L.P.
                                  1000  Louisisana,  Suite  3400
                                  Houston,  Texas  77002
                                  Attention:  Gregory  J.  Sergesketter
                                  FAX:  (713)  276-5555

     To  Company:                 Petrosearch  Energy  Corporation
                                  4801  Woodway  Drive,  Suite  300E
                                  Houston,  Texas  77056
                                  Attention:  President
                                  FAX:  (713)  961-9338

     8.10     SEVERABILITY.  If  one  or  more  provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     8.11     AMENDMENT  AND/OR  MODIFICATION.  Neither  this Agreement, nor any
              -------------------------------
term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

     8.12     HEADINGS.  The various headings of this Agreement are inserted for
              --------
convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                                        SIGNATURES APPEAR ON THE FOLLOWING PAGES

EXECUTED as of the Effective Date above.


                         PETROSEARCH  ENERGY  CORPORATION,  A
                         NEVADA  CORPORATION


                         By:  /s/
                            -----------------------------------

                         Name:_________________________________
                         Title:________________________________


                         CBARNEY  INVESTMENTS,  LTD.,  A
                         TEXAS  LIMITED  PARTNERSHIP


                         By:  /s/
                            -----------------------------------

                         Name:_________________________________
                         Title:________________________________


LIST  OF  ATTACHMENTS:
----------------------

Exhibit  A   -     Escrow  Agreement
Schedule  1  -     Capitalization  of  Company
Schedule  2  -     Fortuna  Energy,  L.P.  Credit  Facility
Schedule  3  -     Pending  Litigation
Schedule  4  -     Material  Contracts  per  Section  3.22

                                   EXHIBIT "A"
                                   -----------

     THE UNDERSIGNED, GREG SERGESKETTER, OF GARDERE WYNNE SEWELL LLP WHO HAS SERVED AS COUNSEL TO PURCHASER UNDER THIS AGREEMENT, AGREES TO ACT AS ESCROW AGENT FOR THE PARTIES AS CONTEMPLATED IN SECTION 2.1 OF THIS AGREEMENT AND IN SUCH CAPACITY TO EFFECT THE DELIVERY OF THE INVESTMENT PURCHASE FUNDS TO THE COMPANY UPON DELIVERY TO ESCROW AGENT BY THE COMPANY OF THE INVESTMENT SHARES AND THE OFFICERS' CERTIFICATE DESCRIBED IN SECTION 5.7 OF THE AGREEMENT.


                            /s/
                            -----------------------------------

                            GREG SERGESKETTER

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     This Share Purchase Agreement ("Agreement") is made as of January 24, 2005, ("Effective Date") between PETROSEARCH ENERGY CORPORATION, a Nevada corporation (the "Company") and CBARNEY INVESTMENTS, LTD., a Texas limited partnership, or its assigns ("Purchaser").

     A. Company is in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi. Company has obtained commitments from industry joint venturers to develop several drilling prospects, thereby requiring an accelerated leasing program in the target areas. Additional acquisition and exploration opportunities have contemporaneously been presented by third parties to Company which Company desires to pursue in addition to the near term drilling projects.

     B. Company is the survivor of a December 30, 2004 merger between Company and Petrosearch Corporation, a Texas corporation, the former parent of Company, immediately following a 6.5 to 1 reverse split of Petrosearch Corporation's Common Stock.

     C. Company has elected to meet certain of its working capital needs post-merger by the placement of Company Common Stock, par value $.001, with one or more willing, sophisticated investors and Purchaser desires to acquire a specified number of shares of Company Common Stock under the terms and conditions set forth herein.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

 NUMBER AND PURCHASE PRICE FOR SHARES/OPTION FOR ADDITIONAL SHARES/ADJUSTMENT OF
 -------------------------------------------------------------------------------
                       PRICE FOR MORE FAVORABLE PLACEMENT
                       ----------------------------------



     1.1     NUMBER  OFSHARES TO BE PURCHASED/PURCHASE PRICE.  Subject to all of
             -----------------------------------------------
the terms and conditions of this Agreement, Company agrees to issue and sell to Purchaser (sometimes referred to herein as a "Holder") and Purchaser agrees to purchase, 205,129 shares of Company Common Stock, par value $.001 (the "Investment Shares"), at a cash price of $1.95 per share, or a total purchase price of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) [the "Investment Purchase Funds"]. This sale, if consummated, shall be made by the Company directly to Purchaser without the assistance of placement agents or a broker-dealer.

     1.2     ADJUSTMENT  UPON  MORE  FAVORABLE PLACEMENT.  If at any time during
             -------------------------------------------
the period from the execution of this Agreement until thirty (30) days after the release to Company from escrow (described herein below) of the Investment Purchase Funds, Company shall sell to any third party other than members of Company's management, Common Stock at less than $1.95 per share, then the purchase price of the Investment Shares shall be automatically adjusted to the lower price made available to the third party and such additional Common Shares shall be issued to Purchaser and delivered to Purchaser (or to Escrow Agent if the Investment Shares are still in escrow) as are necessary to make the purchase price per share paid by Purchaser equal the more favorable price made available to the third party.

                                   ARTICLE II

               ESCROW PENDING CERTAIN TRANSACTIONS/USE OF PROCEEDS
               ---------------------------------------------------


     2.1     ESCROW  DEPOSIT.  Upon execution of this Agreement, Purchaser shall
             ---------------
deposit the Investment Purchase Funds with the escrow agent (the "Escrow Agent") named in the Escrow Agreement attached hereto as Exhibit "A". The Investment
                                                    ------------
Purchase Funds shall remain in escrow pending issuance of the Investment Shares to Purchaser all as documented to Escrow Agent by delivery of a stock certificate in Purchaser's name evidencing the Investment Shares and containing the usual and customary Rule 144 restrictive legend. Should, for any reason, Company fail to deliver the certificate within five (5) business days after deposit of the Investment Purchase Funds with Escrow Agent, or in the event that the additional conditions set forth in Article V (collectively, the "Escrow Release Conditions") are not met by such time, then, at Purchaser's option, Purchaser may terminate this Agreement and the corresponding Escrow Agreement, whereupon the Investment Purchase Funds shall be returned by Escrow Agent to Purchaser without interest and without deduction for escrow fees and expenses. In the event that the Escrow Release Conditions are satisfied by Company by the fifth business day after deposit of the Investment Purchase Funds with Escrow Agent, then, the Investment Purchase Funds shall be released immediately from escrow to Company by Escrow Agent and Purchaser shall execute with Company an instruction letter directing such release to Company (such release date being sometimes referred to as the "Closing Date").

     2.2     USE OF PROCEEDS.  The Investment Purchase Funds shall be applied to
             ---------------
Company's  general  working  capital  needs  without  specific  allocation.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------

     As an inducement to the Purchaser to enter into this Agreement, Company represents, warrants and agrees that:

     3.1     ORGANIZATION  AND  GOOD  STANDING.  The  Company  and  each  of its
             ---------------------------------
subsidiaries have been duly organized in accordance with the laws of their respective jurisdictions of incorporation and exist in good standing under such laws with full power and authority to conduct their businesses as described in the Disclosure Documents (defined herein below), and are duly qualified and in good standing in each other jurisdiction in which such qualification is required except where the failure to so qualify, both individually and in the aggregate, does not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets. No actions or proceedings to dissolve the Company are pending or, to the best knowledge of the Company, threatened.

     3.2     CORPORATE POWER AND AUTHORITY; DUE AUTHORIZATION.  Company has full
             ------------------------------------------------
corporate power and authority to execute and deliver this Agreement and all other documents required to be entered into by the Company pursuant hereto (this Agreement and such other documents being hereinafter collectively referred to as, the "Transaction Documents") and to consummate the transactions contemplated by the Transaction Documents. This Agreement and the other Transaction Documents have been duly authorized by all necessary corporate action of the Company and, when executed and delivered, will be legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except to the extent that the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

     3.3     NO  VIOLATION.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the other Transaction Documents by the Company and the consummation of the transactions herein and therein contemplated does not and will not result in a breach or violation of any of the terms and provisions of the articles or certificate of incorporation or by-laws of the Company as in effect on the date hereof (the "Organizational Documents"), and does not and will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which the Company is bound, and does not and will not violate or contravene (i) any governmental statute, rule or regulation applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company, the violation or contravention of which would materially and adversely affect the condition (financial or otherwise), business or prospects of the Company or on its properties or assets.

     3.4     CAPITALIZATION.  The  Company  has a duly authorized capitalization
             --------------
as set forth in Schedule 1 attached hereto. The outstanding shares of Common Stock have been duly authorized and validly issued, fully paid and nonassessable. None of the outstanding shares of Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. None of the holders of the outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. Neither the holders of the outstanding shares of Common Stock nor the holders of any other securities or rights of the Company are entitled to pre-emptive or other rights or agreements for the purchase or acquisition from the Company of any shares of the Common Stock or to subscribe for the any of the Shares. The Company is not a party or subject to any agreement or understanding, and, to the knowledge of the Company, there is no agreement or understanding, between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company or by a director of the Company.

     3.5     AUTHORIZATION  AND ISSUANCE OF SHARES.  The Shares, when issued and
             -------------------------------------
paid for, will constitute duly authorized, legally and validly issued securities of the Company, fully paid and non-assessable.

     3.6     DISCLOSURE  DOCUMENTS.  The  documents  furnished by the Company to
             ---------------------
Purchaser in connection with this sale include audited financial statements through December 31, 2003, unaudited compiled financial statements through June 30, 2004, the Company's fact summary sheet and business strategies and plan, a private placement memorandum dated December 15, 2004, and supplement thereto, a letter to Shareholders regarding the reverse split and redomicile transaction(s) and prospect summaries and related materials regarding the various prospect areas which the Company contemplates acquiring and developing in the near term, and various economic models and projections (collectively, the "Disclosure Documents"). When read as one document, the Disclosure Documents furnish all information required to be furnished to accredited investors under Regulation D ("Regulation D") and Regulation S ("Regulation S") of the Securities and Exchange Commission ("SEC") promulgated under the Securities Act of 1933, as amended (the "1933 Act"). The Disclosure Documents and any amendments or supplements thereto: (i) do and will, as the case may be, contain all material statements and information which are required to be included in accordance with Regulation D and Regulation S and the 1933 Act, and applicable state, provincial and local laws, (ii) do and will in all material respects conform to the requirements of Regulation D and Regulation S and the 1933 Act and applicable state, provincial and local laws and (iii) do not and will not, as the case may be, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.7     REPRESENTATIONS  AND  WARRANTIES.  No representation or warranty by
             --------------------------------
the Company in this Agreement contains, or on the Closing Date will contain, any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it is made, in order to make the statements made herein not misleading. There is no fact known to the Company that has or could have a material adverse effect on the Company, which has not been set forth in this Agreement (including attached schedules) or in the Disclosure Documents.

     3.8     CONSENTS  AND  APPROVALS.  No  consent,  approval,  order,  or
             ------------------------
authorization of, or declaration, filing, or registration with, any governmental entity is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Agreement and the execution, delivery, and where applicable, performance of the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby, other than (i) compliance with any applicable requirements of the 1933 Act, (ii) compliance with any applicable requirements of the Securities Exchange Act of 1934 (the "1934 Act"), (iii) compliance with any applicable state securities laws; and
(iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets. Except for such consents as are obtained before or contemporaneously with consummation of the Closing, no consent or approval of any other Person is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Agreement and execution, delivery and, where applicable, performance of the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby.

     3.9     FINANCIAL CONDITION.  The audited consolidated balance sheet of the
             -------------------
Company and its subsidiaries as at December 31, 2003, and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ham, Langston & Brezina, L.L.P. heretofore furnished to the Purchaser, and the unaudited consolidated balance sheet of the Company and its subsidiaries as at June 30, 2004, and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its subsidiaries for the six-month period ending on such date heretofore furnished to the Purchaser, are complete and correct and fairly present the consolidated financial condition of the Company and its subsidiaries as at said dates and the results of its operations for the fiscal year and the six-month period ending on said dates, all in accordance with generally accepted accounting principles ("GAAP"), as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Other than the credit facility with Fortuna Energy, L.P. described in Schedule 2 attached hereto, neither the Company nor any of its subsidiaries has on the date hereof any debt, trade payables, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such financial statements or except to the extent that the existence of any of the foregoing would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Since December 31, 2003, there has been no change or event having or reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets, except as disclosed to the Purchaser in writing. Since the date of such financial statements, neither the business nor the properties of the Company's subsidiaries, taken as a whole, have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any governmental entity, riot, activities of armed forces or acts of God or of any public enemy.

     3.10     NO GENERAL SOLICITATION OR INTEGRATED OFFERING.  Neither the
              ----------------------------------------------
Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Shares being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the 1933 Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the 1933 Act, which result of such integration would require registration under the 1933 Act, or would trigger any applicable stockholder approval provisions.

     3.11     SUBSIDIARIES.  Each of the Company's subsidiaries is identified in
              ------------
Schedule  1
attached hereto and is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable, and has all requisite corporate or partnership power and authority in all material respects to own, lease, and operate its properties and to carry on its business as now being conducted. Each of its subsidiaries is duly qualified to do business as a foreign corporation or limited partnership, as applicable, and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Other than the rights of certain subsidiary presidents to acquire ten percent of their subsidiary after payout of that subsidiary's exploration projects, there are outstanding (i) no securities of any of its subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of any subsidiary or of the Company and (ii) no options or other rights to acquire from any of its subsidiaries and no obligation of any of its subsidiaries to issue or sell, any shares of capital stock or other voting securities of any of its subsidiaries or of the Company or any securities of any subsidiary or of the Company convertible into or exchangeable for such capital stock or voting securities.

     3.12     TRANSACTIONS  WITH  AFFILIATES.  Except  as to drilling agreements
              ------------------------------
with Maverick Drilling Co., Inc., a company controlled by the Don Henrich family, none of the officers, directors or employees of the Company or any of its subsidiaries is currently a party to any transaction with the Company or any of its subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

     3.13     TITLES  AND  ASSETS.
              -------------------

          (a) Each of the Company and its subsidiaries has good and defensible title to, or valid leasehold interests in, all of its material assets and properties, except for such assets and properties as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business and except for such imperfections of title, easements, rights of way and similar liens or other matters and failures of title as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. All such assets and properties, other than assets and properties in which the Company has leasehold interests, are free and clear of all Liens, other than those liens in favor of Fortuna Energy, L.P.

          (b) All leases, licenses, permits, authorizations and agreements necessary for the conduct of the business of the Company and its subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such leases, licenses, permits, authorizations and agreements, which would have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets.

          (c) The assets and properties currently owned, leased or licensed by the Company and its subsidiaries, including, without limitation, all easements, licenses, permits, authorizations and rights of way, include all assets and properties necessary to permit the Company and its subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

          (d) All of the assets and properties of the Company and its subsidiaries that are reasonably necessary for the operation of their business are in good working condition in all material respects and are maintained in accordance with prudent business standards.

     3.14     DEFAULTS.  Neither  the  Company nor any of its subsidiaries is in
              --------
default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, except for defaults which in the aggregate would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets.

     3.15     INSURANCE.  All  material  policies  of fire, liability, workmen's
              ---------
compensation and other forms of insurance owned or held by the Company and each of its subsidiaries as of the date hereof are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Company or any of its subsidiaries is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Company and each of its subsidiaries (taking into account the cost and availability of such insurance); will remain in full force and effect through the respective dates listed in such policies with the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

     3.16     LITIGATION.  Except as disclosed in Schedule 3 hereto, there is no
              ----------
litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries.

     3.17     COMPLIANCE  WITH  THE  LAW.   Neither  the  Company nor any of its
              --------------------------
subsidiaries  has
violated any governmental requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its assets or properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Except for such acts or failures to act as would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets, the assets and properties of the Company have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of agreements and other instruments comprising a part of the assets and properties, including, without limitation, all leases, subleases or other contracts comprising a part of the assets and properties.

     3.18     ENVIRONMENTAL  MATTERS.  Except  to the extent that the inaccuracy
              ----------------------
of any of the following, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets:

          (a) No property owned, leased or operated by the Company or any of its subsidiaries, and no operations conducted thereon violate any order or requirement of any court or Governmental Entity or any Environmental Laws;

          (b) Without limitation of clause (a) above, no property owned, leased or operated by the Company or any of its subsidiaries, nor the operations currently conducted thereon or, to the best knowledge of the Company, by any prior owner or operator of such property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Entity or subject to any remedial obligations under Environmental Laws;

          (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Company or any of its subsidiaries in connection with the operation or use of any and all property of the Company and each of its subsidiaries, including without limitation present, or to the best of Company's knowledge, past treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Company and each of its subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

          (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all properties, owned, leased or operated by the Company or any of its subsidiaries have in the past, during the tenure of ownership of the Company and its subsidiaries and, to the best of the Company's knowledge, prior thereto, been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Company, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Entity in connection with any Environmental Laws;


          (e) The Company has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released, and there has been no threatened release of any hazardous substances, on or to any properties, owned, leased or operated by the Company or any of its subsidiaries, except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment; and

          (f) Neither the Company nor any of its subsidiaries has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

     3.19     TAXES.  The Company has filed (taking into account any extensions)
              -----
all United States Federal income tax returns and all other tax returns which are required to be filed by it on or before the Closing and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except for any taxes which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Company in respect of taxes and other governmental charges are adequate. No tax lien has been filed and, to the knowledge of the Company, no claim is being asserted with respect to any such tax, fee or other charge, except for any taxes, fees or other charges which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

          3.20     BROKERAGE  FEES.  The  Company has not retained any financial
                   ---------------
advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of the sale by the Company and the purchase by the Purchaser of the Shares.

          3.21     SEC REQUIREMENTS.  Neither the Company nor any of its
                   ----------------
subsidiaries has received notice from the Securities and Exchange Commission or any state securities agency that the Company or any subsidiary is not in compliance with applicable Securities and Exchange Commission or state securities rules and regulations or is under investigation regarding the potential violation of any such rule or regulation.

          3.22     MATERIAL AGREEMENTS. Set forth on Schedule 4 hereto is a
                   -------------------
complete and correct list of all material agreements of the Company and its subsidiaries that would be required to be listed in an Annual Report on Form 10-K as material contracts pursuant to Item 601 of Regulation S-K.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     The Purchaser hereby represents, warrants and agrees that:

     4.1     AUTHORITY.  The  Purchaser  has full corporate or partnership power
             ---------
and authority to execute and deliver this Agreement and, when executed and delivered, will constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. If the Purchaser is a corporation or a trust, the officer or trustee executing this Agreement represents and warrants that he/she is authorized to so sign; that the corporation or trust is authorized by its charter and by-laws or the trust agreement, as the case may be,  to  make  this  investment.

     4.2     SUITABILITY  OF  PURCHASER.  The  Purchaser is able to (i) bear the
             --------------------------
economic risk of its investment in the Company, (ii) hold the Shares for an indefinite period of time, and (iii) afford a complete loss of its investment.

     4.3     INVESTMENT  EXPERIENCE.  The Purchaser, together with its purchaser
             ----------------------
representative (who is unaffiliated with and who is not compensated by the Company, or any affiliate or selling agent of the Company, directly or indirectly), if any, have the requisite knowledge and experience in financial and business matters, including investments of this type, to be capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto.

     4.4     RECEIPT  OF  INFORMATION;  RELIANCE  UPON  DISCLOSURE.
             -----------------------------------------------------

     (a)     DOCUMENTS.  The  Purchaser has reviewed, read carefully, considered
             ---------
and fully understood the Disclosure Documents and the Purchaser has received from the Company all of the information concerning the Company that it considers to be material in making its investment decision, which information has been requested by the Purchaser if not already furnished by the Company. The Purchaser (and/or its representative, if any) have had full access to the books and records of the Company and to its officers, directors and accountants for the purpose of obtaining and verifying such information and the Purchaser has had an opportunity to ask questions and receive answers from the officers of the Company regarding the terms and conditions of this transaction and the Company's business and financial condition.

     (b) The Purchaser confirms that he has had adequate opportunity to obtain such independent legal and tax advice and financial planning services as he has deemed appropriate prior to making a decision to purchase the Shares.

     (c) Except as expressly set forth herein, no representations or warranties, oral or otherwise, have been made to the Purchaser, including without limitation, any representations concerning the future prospects of the Company, by the Company or any agent, employee or affiliate of the Company, or any other person whether or not associated with this transaction, and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in the Disclosure Documents, and the results of its own independent investigation. The Purchaser has obtained sufficient information to evaluate the merits and risks of its investment and to make an informed investment decision.

     4.5     RESTRICTED  SECURITIES.  The Purchaser understands and acknowledges
             ----------------------
that the Shares it is purchasing hereunder are "restricted securities" under federal and state securities laws insofar as they have not been registered under the 1933 Act or the securities laws of any other jurisdiction, that they may not be resold or transferred without compliance with the registration or qualification provisions of the 1933 Act or applicable federal and state securities laws or the laws of any other jurisdiction or an opinion of counsel that an exemption from such registration and qualification requirements is available. The Purchaser is familiar with SEC Regulation D, Regulation S and Rule 144 promulgated under the 1933 Act, as presently in effect, and the resale limitations imposed thereby and by the 1933 Act.

     4.6     LIMITATIONS  ON  DISPOSITION.  Without  in  any  way  limiting  the
             ----------------------------
representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

     (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b)(i) The Purchaser shall have notified Company of the proposed disposition and shall have furnished Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) upon the request of the Company, the Purchaser shall have furnished Company with an opinion of counsel, reasonably satisfactory to Company, that such disposition will not require registration of such securities under the 1933 Act and applicable state securities laws.

     The Purchaser understands that Company will issue stop transfer instructions to its transfer agent with respect to the Shares and intends to place a restrictive legend on every certificate as provided in Section 8.4 hereof.

     4.7     ILLIQUID  INVESTMENTS.  The  Purchaser's  overall  commitment  to
             ---------------------
investments  that  are not readily marketable is not disproportionate to its net worth and its investment in the Shares will not cause such overall commitment to become excessive. The Purchaser has adequate means of providing for its current needs and personal contingencies.

     4.8     COMPANY  RELIANCE  ON  QUESTIONNAIRE  AND  REPRESENTATIONS  AND
             ---------------------------------------------------------------
WARRANTIES.  The Purchaser understands, acknowledges and agrees that the Company
----------
is relying on the accuracy of the responses by Purchaser contained in the Confidential Purchaser Questionnaire heretofore delivered by you to the Company (as well as Purchaser representations and warranties contained in this Agreement), which responses, representations and warranties you warrant to be true, complete and correct.

     4.9     ACCREDITED  INVESTOR  STATUS.  The  Purchaser  is  an  "accredited
             ----------------------------
investor" as such term is defined in SEC Rule 501(a) of Regulation D promulgated under the 1933 Act.

     4.10     PURCHASE  FOR  OWN ACCOUNT.  The Purchaser is acquiring the Shares
              --------------------------
for its own account, for investment purposes and not for resale or with a view to any distribution, or in connection with any distribution thereof.

                                    ARTICLE V

                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

     Purchaser's obligations to purchase the Investment Shares under this Agreement are subject to the fulfillment of the following conditions:

     5.1     REPRESENTATIONS AND WARRANTIES.  The representations and warranties
             ------------------------------
of the Company contained in Article III hereof shall be true as of the Closing Date.

     5.2     COMPANY'S  PERFORMANCE.  The  Company  shall  have  performed  and
             ----------------------
complied with all agreements, obligations and conditions contained in this Agreement, which performance or compliance is required on or before the Closing Date.

     5.3     TRANSACTION  DOCUMENTS.  Each  of  the  Transaction Documents shall
             ----------------------
have been fully executed and delivered by the parties thereto, and shall be in full force and effect.

     5.4     ESCROW  RELEASE  CONDITIONS.  Each of the Escrow Release Conditions
             ---------------------------
shall  have  been  satisfied.

     5.5     LEGAL  PROCEEDINGS.  No  proceeding  shall, on the Closing Date, be
             ------------------
pending or threatened seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     5.6     OFFICERS'  CERTIFICATE.  The  Company  shall  have  delivered  an
             ----------------------
Officers' Certificate to the Purchaser to the effect that all conditions contained in this Article V have been complied with.

                                   ARTICLE VI

                       CONDITIONS TO COMPANY'S OBLIGATIONS
                       -----------------------------------

     The obligations of the Company to sell and issue the Investment Shares to Purchaser are subject to the fulfillment on or before the Closing of each of the following conditions by Purchaser:

     6.1     REPRESENTATIONS  AND  WARRANTIES.  The  Purchaser's representations
             --------------------------------
and warranties contained in Article IV shall be true on and as of the Closing Date with the same effect as though made on and as of the date thereof.

     6.2     PAYMENT.  The  Purchaser  shall have delivered into escrow the full
             -------
amount  of  the  Investment  Purchase  Funds.

     6.3     TRANSACTION  DOCUMENTS.  Each  of  the  Transaction Documents shall
             ----------------------
have been fully executed and delivered by the parties thereto, and shall be in full force and effect and

Purchaser, if requested by Company, shall have delivered to the Company an executed Confidential Purchaser Questionnaire.

                                   ARTICLE VII

                               REGISTRATION RIGHTS
                               -------------------

     The Company covenants and agrees as follows:

     7.1     DEFINITIONS.  For  purposes  of  this  Article  7:
             -----------

          (a) The term "Holder" means any person owning or having the right to acquire Shares or Registrable Securities.

          (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) The term "Public Corporation" means a corporation which has a class of equity securities registered pursuant to Section 12 of the 1934 Act, or which is required to file periodic reports pursuant to Section 15(d) of the 1934 Act.

          (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

          (e) The term "Registrable Securities" means (i) the Shares, (ii) any shares of Common Stock issued by Company pursuant to Section 1.1 or 1.2 hereof, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares and the shares referred to in clause (ii) above, but excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Article VII are not assigned; provided, however,
                                                              --------  -------
that any such securities shall cease to be Registrable Securities when one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein.

          (f) The number of shares of "Registrable Securities Then Outstanding" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities.

          (g) The term "Registration Expenses" means all registration, qualification, listing and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Agreement, and any other fees and expenses of the registration under this Agreement which are not Selling Expenses.

          (h) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

          (i) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in this Agreement.

     7.2     REGISTRATION  OBLIGATION. The  Company  agrees  to  cause  a
             -------------------------
registration statement on Form S-1, SB-1 or SB-2 to be filed with the Securities Exchange Commission as to the Registrable Securities to be registered under the 1933 Act not later than one hundred twenty (120) days after the Closing Date and use its reasonable best efforts to have such registration statement declared effective within one hundred eighty (180) days of the Closing Date.

     7.3     PIGGYBACK  REGISTRATION  RIGHTS.
             -------------------------------

          (a) If, at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or the account of a security holder or holders, other than pursuant to a Registration Statement on Form S-4 or Form S-8, the Company will (x) promptly give each Holder written notice thereof, and (y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 7.3(a). In such event, the right of any Holder to registration pursuant to this
Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities owned by the Holder in the underwriting to the extent provided under this Section 7.3. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 7.3, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holder of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities pro rata
                                                                        --- ----
according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities
                              ---  ----
requested by the Holders and such holders to be included in the registration and
(ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise all Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) The Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 7.3 at any time prior to the time it becomes effective.

     7.4     EXPENSES  OF  REGISTRATION.  All  Registration Expenses incurred in
             --------------------------
connection with a registration pursuant to this Article 7 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of the Holders shall be borne by the Holders of such Registrable
Securities  pro  rata  based  upon  the  total  number of Registrable Securities
            ---  ----
included in the registration or, if such Selling Expenses are specifically allocable to Registrable Securities held by specific Holders, by such Holders to the extent related to the sale of such Registrable Securities.

     7.5     REGISTRATION  PROCEDURES.
             ------------------------

          (a) In connection with the registration of Registrable Securities required pursuant to this Article 7, the Company shall as expeditiously as is reasonable:

               (i) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its reasonable reasonable best efforts to cause such registration statement to become and remain effective for the period described in paragraph (ii) below;

               (ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement the earliest of (w) when the Shares have been sold pursuant to Rule 144 promulgated under the 1933 Act (or any successor provision) ("Rule 144") or such registration statement, (x) when the Shares have been otherwise transferred and a new certificate for the Shares not bearing a legend restricting further transfer shall have been delivered by the Company, (y) when all of the Holder's and its Affiliates' remaining Shares can be sold in a single transaction in compliance with Rule 144, or (z) when the Shares have ceased to be outstanding;

               (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

               (iv)     use  its  reasonable best efforts to register or qualify

all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (v) immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law;

               (vi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

               (vii) use its reasonable best efforts to list such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over- the-counter market, to use its reasonable best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as such seller shall reasonably request;

               (viii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

          (b) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (c) In the case of an underwritten public offering, the Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

     7.6     INDEMNIFICATION.
             ---------------

          (a) The Company will indemnify each Holder with respect to which registration has been effected pursuant to this Agreement, each of its officers and directors, if any, and each underwriter, if any, and each person who controls the Holder or any such underwriter within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company
                                             --------  -------
will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act and each other such Holder against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 7.6 shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this Section 7.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the
                                   --------   -------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure
                                             --------  -------
of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     7.7     CONTRIBUTION.
             ------------

          (a) If the indemnification provided for in Section 7.6 hereof is unavailable to the Indemnified Parties in respect of any losses, claims,

damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 7.7 is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

          (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.8.     EXCHANGE  ACT  REGISTRATION.     The  Company covenants and agrees
              ---------------------------
that  until  such  time as there shall be no Registrable Securities outstanding:

          (a) it will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

          (b) it will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144 or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by Rule 144;

          (c) it will, if no longer required to file reports pursuant to Section 12 (g) of the 1934 Act, upon the request of any Holder, make publicly available the information specified in subparagraph (c) (2) of Rule 144, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC; and

          (d) upon the request of any Holder, it will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 7.8.

     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to the Holders, their partners, advisory committee members, officers, directors and employees acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 7.6; provided, however, that the Company shall be given written
                      --------  -------
notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 7.6 the defense thereof.

     7.9     DELAY OF REGISTRATION.  No holder shall have any right to obtain or
             ---------------------
seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article VII.

     7.10     AMENDMENTS AND WAIVERS.  Any term or provision of the registration
              ----------------------
rights stated in this Agreement may be amended and the observance of any term of such rights may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of the Shares and any Registrable Securities then outstanding, each future holder of Shares and such Registrable Securities, and the Company.

                                  ARTICLE VIII

                      MISCELLANEOUS AND FURTHER PROVISIONS
                      ------------------------------------

     The Purchaser agrees that:

     8.1     NO  TRANSFER  OF  SHARES  UNTIL  REGISTERED.  Purchaser  will  not
             -------------------------------------------
transfer  or  assign  the  Investment  Shares except as provided in Section 4.6.

     8.2     SUCCESSORS AND ASSIGNS.  This Agreement and this Agreement shall be
             ----------------------
binding upon the parties and their respective successors and assigns.

     8.3     INDEMNIFICATION  REGARDING  QUESTIONNAIRE.  Purchaser  shall
             -----------------------------------------
indemnify, hold harmless and defend the Company and its affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any representations or warranties made by the Purchaser in the Confidential Purchaser Questionnaire completed by the Purchaser, and the Purchaser agrees that in the event of any breach or untruth of any representations or warranties made by the Purchaser herein or in the Confidential Purchaser Questionnaire, the Company may, at its option, forthwith rescind the sale of the Shares to the Purchaser, if the failure to rescind due to the breach or untruth by Purchaser would cause the Company to be in violation of the registration requirements of the 1933 Act or applicable state securities laws.

     8.4     LEGEND.  A  legend  in  substantially  the  following  form will be
             ------
placed  on  all  documents  or  certificates  evidencing  the  Shares:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

     8.5     SURVIVAL  OF  WARRANTIES.  The  warranties,  representations  and
             ------------------------
covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     8.6     ENTIRE  AGREEMENT.  This  Agreement,  together  with  the  other
             -----------------
Transaction Documents, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8.7     GOVERNING  LAW.  This  Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of Texas (except where Nevada law pertains to the corporate matters of Company) without regard to conflicts of law.

     8.8     COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.9     NOTICES.  All  notices,  requests, demands and other communications
             -------
under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the date of delivery if sent by prepaid overnight courier services, (iii) on the fifth day after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and (iv) upon the receipt of a confirmation of transmission if sent by facsimile transmission at the following addresses. Any party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

     To Purchaser:    CBarney Invesments, Ltd.
                      952 Echo Lane, Suite 364
                      Houston, Texas  77024
                      Attention:  Charles Barney
                      FAX:  (713) 722-8886

     With a copy to:  Gardere Wynne Sewell, L.L.P.
                      1000 Louisisana, Suite 3400
                      Houston, Texas  77002
                      Attention:  Gregory J. Sergesketter
                      FAX:  (713) 276-5555

     To Company:      Petrosearch Energy Corporation
                      4801 Woodway Drive, Suite 300E
                      Houston, Texas 77056
                      Attention:  President
                      FAX:  (713) 961-9338

     8.10     SEVERABILITY.  If  one  or  more  provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     8.11     AMENDMENT  AND/OR  MODIFICATION.  Neither  this Agreement, nor any
              -------------------------------
term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

     8.12     HEADINGS.  The various headings of this Agreement are inserted for
              --------
convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                                        SIGNATURES APPEAR ON THE FOLLOWING PAGES

EXECUTED as of the Effective Date above.


                                          PETROSEARCH ENERGY CORPORATION, A
                                          NEVADA CORPORATION


                                          By:  /s/
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          CBARNEY INVESTMENTS, LTD., A
                                          TEXAS LIMITED PARTNERSHIP


                                          By:  /s/
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


LIST  OF  ATTACHMENTS:
----------------------

Exhibit  A   -     Escrow  Agreement
Schedule  1  -     Capitalization  of  Company
Schedule  2  -     Fortuna  Energy,  L.P.  Credit  Facility
Schedule  3  -     Pending  Litigation
Schedule  4  -     Material  Contracts  per  Section  3.22

                                   EXHIBIT "A"
                                   -----------

     THE UNDERSIGNED, GREG SERGESKETTER, OF GARDERE WYNNE SEWELL LLP WHO HAS SERVED AS COUNSEL TO PURCHASER UNDER THIS AGREEMENT, AGREES TO ACT AS ESCROW AGENT FOR THE PARTIES AS CONTEMPLATED IN SECTION 2.1 OF THIS AGREEMENT AND IN SUCH CAPACITY TO EFFECT THE DELIVERY OF THE INVESTMENT PURCHASE FUNDS TO THE COMPANY UPON DELIVERY TO ESCROW AGENT BY THE COMPANY OF THE INVESTMENT SHARES AND THE OFFICERS' CERTIFICATE DESCRIBED IN SECTION 5.6 OF THE AGREEMENT.

                                      /s/
                                      ---------------------------------
                                      GREG SERGESKETTER

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     This Share Purchase Agreement ("Agreement") is made as of January 24, 2005, ("Effective Date") between PETROSEARCH ENERGY CORPORATION, a Nevada corporation (the "Company") and CBARNEY INVESTMENTS, LTD., a Texas limited partnership, or its assigns ("Purchaser").

     A. Company is in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi. Company has obtained commitments from industry joint venturers to develop several drilling prospects, thereby requiring an accelerated leasing program in the target areas. Additional acquisition and exploration opportunities have contemporaneously been presented by third parties to Company which Company desires to pursue in addition to the near term drilling projects.

     B. Company is the survivor of a December 30, 2004 merger between Company and Petrosearch Corporation, a Texas corporation, the former parent of Company, immediately following a 6.5 to 1 reverse split of Petrosearch Corporation's Common Stock.

     C. Company has elected to meet certain of its working capital needs post-merger by the placement of Company Common Stock, par value $.001, with one or more willing, sophisticated investors and Purchaser desires to acquire a specified number of shares of Company Common Stock under the terms and conditions set forth herein.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

NUMBER AND PURCHASE PRICE FOR SHARES/OPTION FOR ADDITIONAL SHARES/ADJUSTMENT OF
-------------------------------------------------------------------------------
                       PRICE FOR MORE FAVORABLE PLACEMENT
                       ----------------------------------


     1.1     NUMBER  OFSHARES TO BE PURCHASED/PURCHASE PRICE.  Subject to all of
             -----------------------------------------------
the terms and conditions of this Agreement, Company agrees to issue and sell to Purchaser (sometimes referred to herein as a "Holder") and Purchaser agrees to purchase, 105,129 shares of Company Common Stock, par value $.001 (the "Investment Shares"), at a cash price of $1.95 per share, or a total purchase price of TWO HUNDRED FIVE THOUSAND AND NO/100 DOLLARS ($205,000.00) [the "Investment Purchase Funds"]. This sale, if consummated, shall be made by the Company directly to Purchaser without the assistance of placement agents or a broker-dealer.

     1.2     ADJUSTMENT  UPON  MORE  FAVORABLE  PLACEMENT. If at any time during
             --------------------------------------------
the period from the execution of this Agreement until thirty (30) days after the release to Company from escrow (described herein below) of the Investment Purchase Funds, Company shall sell to any third party other than members of Company's management, Common Stock at less than $1.95 per share, then the purchase price of the Investment Shares shall be automatically adjusted to the lower price made available to the third party and such additional Common Shares shall be issued to Purchaser and delivered to Purchaser (or to Escrow Agent if the Investment Shares are still in escrow) as are necessary to make the purchase price per share paid by Purchaser equal the more favorable price made available to the third party.

                                   ARTICLE II

                 ESCROW PENDING CERTAIN TRANSACTIONS/USE OF PROCEEDS
                 ---------------------------------------------------


     2.1     ESCROW  DEPOSIT.  Upon execution of this Agreement, Purchaser shall
             ---------------
deposit the Investment Purchase Funds with the escrow agent (the "Escrow Agent") named in the Escrow Agreement attached hereto as Exhibit "A". The Investment
                                                    ------------
Purchase Funds shall remain in escrow pending issuance of the Investment Shares to Purchaser all as documented to Escrow Agent by delivery of a stock certificate in Purchaser's name evidencing the Investment Shares and containing the usual and customary Rule 144 restrictive legend. Should, for any reason, Company fail to deliver the certificate within five (5) business days after deposit of the Investment Purchase Funds with Escrow Agent, or in the event that the additional conditions set forth in Article V (collectively, the "Escrow Release Conditions") are not met by such time, then, at Purchaser's option, Purchaser may terminate this Agreement and the corresponding Escrow Agreement, whereupon the Investment Purchase Funds shall be returned by Escrow Agent to Purchaser without interest and without deduction for escrow fees and expenses. In the event that the Escrow Release Conditions are satisfied by Company by the fifth business day after deposit of the Investment Purchase Funds with Escrow Agent, then, the Investment Purchase Funds shall be released immediately from escrow to Company by Escrow Agent and Purchaser shall execute with Company an instruction letter directing such release to Company (such release date being sometimes referred to as the "Closing Date").

     2.2     USE OF PROCEEDS.  The Investment Purchase Funds shall be applied to
             ---------------
Company's general working capital needs without specific allocation.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------

     As an inducement to the Purchaser to enter into this Agreement, Company represents, warrants and agrees that:

     3.1     ORGANIZATION  AND  GOOD  STANDING.  The  Company  and  each  of its
             ---------------------------------
subsidiaries have been duly organized in accordance with the laws of their respective jurisdictions of incorporation and exist in good standing under such laws with full power and authority to conduct their businesses as described in the Disclosure Documents (defined herein below), and are duly qualified and in good standing in each other jurisdiction in which such qualification is required except where the failure to so qualify, both individually and in the aggregate, does not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets. No actions or proceedings to dissolve the Company are pending or, to the best knowledge of the Company, threatened.

     3.2     CORPORATE POWER AND AUTHORITY; DUE AUTHORIZATION.  Company has full
             ------------------------------------------------
corporate power and authority to execute and deliver this Agreement and all other documents required to be entered into by the Company pursuant hereto (this Agreement and such other documents being hereinafter collectively referred to as, the "Transaction Documents") and to consummate the transactions contemplated by the Transaction Documents. This Agreement and the other Transaction Documents have been duly authorized by all necessary corporate action of the Company and, when executed and delivered, will be legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except to the extent that the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

     3.3     NO  VIOLATION.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the other Transaction Documents by the Company and the consummation of the transactions herein and therein contemplated does not and will not result in a breach or violation of any of the terms and provisions of the articles or certificate of incorporation or by-laws of the Company as in effect on the date hereof (the "Organizational Documents"), and does not and will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which the Company is bound, and does not and will not violate or contravene (i) any governmental statute, rule or regulation applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company, the violation or contravention of which would materially and adversely affect the condition (financial or otherwise), business or prospects of the Company or on its properties or assets.

     3.4     CAPITALIZATION.  The  Company  has a duly authorized capitalization
             --------------
as set forth in Schedule 1 attached hereto. The outstanding shares of Common Stock have been duly authorized and validly issued, fully paid and nonassessable. None of the outstanding shares of Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. None of the holders of the outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. Neither the holders of the outstanding shares of Common Stock nor the holders of any other securities or rights of the Company are entitled to pre-emptive or other rights or agreements for the purchase or acquisition from the Company of any shares of the Common Stock or to subscribe for the any of the Shares. The Company is not a party or subject to any agreement or understanding, and, to the knowledge of the Company, there is no agreement or understanding, between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company or by a director of the Company.

     3.5     AUTHORIZATION  AND ISSUANCE OF SHARES.  The Shares, when issued and
             -------------------------------------
paid for, will constitute duly authorized, legally and validly issued securities of the Company, fully paid and non-assessable.

     3.6     DISCLOSURE  DOCUMENTS.  The  documents  furnished by the Company to
             ---------------------
Purchaser in connection with this sale include audited financial statements through December 31, 2003, unaudited compiled financial statements through June 30, 2004, the Company's fact summary sheet and business strategies and plan, a private placement memorandum dated December 15, 2004, and supplement thereto, a letter to Shareholders regarding the reverse split and redomicile transaction(s) and prospect summaries and related materials regarding the various prospect areas which the Company contemplates acquiring and developing in the near term, and various economic models and projections (collectively, the "Disclosure Documents"). When read as one document, the Disclosure Documents furnish all information required to be furnished to accredited investors under Regulation D ("Regulation D") and Regulation S ("Regulation S") of the Securities and Exchange Commission ("SEC") promulgated under the Securities Act of 1933, as amended (the "1933 Act"). The Disclosure Documents and any amendments or supplements thereto: (i) do and will, as the case may be, contain all material statements and information which are required to be included in accordance with Regulation D and Regulation S and the 1933 Act, and applicable state, provincial and local laws, (ii) do and will in all material respects conform to the requirements of Regulation D and Regulation S and the 1933 Act and applicable state, provincial and local laws and (iii) do not and will not, as the case may be, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.7     REPRESENTATIONS  AND  WARRANTIES.  No representation or warranty by
             --------------------------------
the Company in this Agreement contains, or on the Closing Date will contain, any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it is made, in order to make the statements made herein not misleading. There is no fact known to the Company that has or could have a material adverse effect on the Company, which has not been set forth in this Agreement (including attached schedules) or in the Disclosure Documents.

     3.8     CONSENTS  AND  APPROVALS.  No  consent,  approval,  order,  or
             ------------------------
authorization of, or declaration, filing, or registration with, any governmental entity is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Agreement and the execution, delivery, and where applicable, performance of the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby, other than (i) compliance with any applicable requirements of the 1933 Act, (ii) compliance with any applicable requirements of the Securities Exchange Act of 1934 (the "1934 Act"), (iii) compliance with any applicable state securities laws; and
(iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets. Except for such consents as are obtained before or contemporaneously with consummation of the Closing, no consent or approval of any other Person is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Agreement and execution, delivery and, where applicable, performance of the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby.

     3.9     FINANCIAL CONDITION.  The audited consolidated balance sheet of the
             -------------------
Company and its subsidiaries as at December 31, 2003, and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ham, Langston & Brezina, L.L.P. heretofore furnished to the Purchaser, and the unaudited consolidated balance sheet of the Company and its subsidiaries as at June 30, 2004, and the related consolidated statements of income, stockholders' equity and cash flow of the Company and its subsidiaries for the six-month period ending on such date heretofore furnished to the Purchaser, are complete and correct and fairly present the consolidated financial condition of the Company and its subsidiaries as at said dates and the results of its operations for the fiscal year and the six-month period ending on said dates, all in accordance with generally accepted accounting principles ("GAAP"), as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Other than the credit facility with Fortuna Energy, L.P. described in Schedule 2 attached hereto, neither the Company nor any of its subsidiaries has on the date hereof any debt, trade payables, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such financial statements or except to the extent that the existence of any of the foregoing would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Since December 31, 2003, there has been no change or event having or reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets, except as disclosed to the Purchaser in writing. Since the date of such financial statements, neither the business nor the properties of the Company's subsidiaries, taken as a whole, have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any governmental entity, riot, activities of armed forces or acts of God or of any public enemy.

     3.10     NO GENERAL SOLICITATION OR INTEGRATED OFFERING.  Neither the
              ----------------------------------------------
Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Shares being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the 1933 Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the 1933 Act, which result of such integration would require registration under the 1933 Act, or would trigger any applicable stockholder approval provisions.

     3.11     SUBSIDIARIES.  Each of the Company's subsidiaries is identified in
Schedule  1
attached hereto and is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable, and has all requisite corporate or partnership power and authority in all material respects to own, lease, and operate its properties and to carry on its business as now being conducted. Each of its subsidiaries is duly qualified to do business as a foreign corporation or limited partnership, as applicable, and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Other than the rights of certain subsidiary presidents to acquire ten percent of their subsidiary after payout of that subsidiary's exploration projects, there are outstanding (i) no securities of any of its subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of any subsidiary or of the Company and (ii) no options or other rights to acquire from any of its subsidiaries and no obligation of any of its subsidiaries to issue or sell, any shares of capital stock or other voting securities of any of its subsidiaries or of the Company or any securities of any subsidiary or of the Company convertible into or exchangeable for such capital stock  or  voting  securities.

     3.12     TRANSACTIONS  WITH  AFFILIATES.  Except  as to drilling agreements
              ------------------------------
with Maverick Drilling Co., Inc., a company controlled by the Don Henrich family, none of the officers, directors or employees of the Company or any of its subsidiaries is currently a party to any transaction with the Company or any of its subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

     3.13     TITLES  AND  ASSETS.
              -------------------

          (a) Each of the Company and its subsidiaries has good and defensible title to, or valid leasehold interests in, all of its material assets and properties, except for such assets and properties as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business and except for such imperfections of title, easements, rights of way and similar liens or other matters and failures of title as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. All such assets and properties, other than assets and properties in which the Company has leasehold interests, are free and clear of all Liens, other than those liens in favor of Fortuna Energy, L.P.

          (b) All leases, licenses, permits, authorizations and agreements necessary for the conduct of the business of the Company and its subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such leases, licenses, permits, authorizations and agreements, which would have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets.

          (c) The assets and properties currently owned, leased or licensed by the Company and its subsidiaries, including, without limitation, all easements, licenses, permits, authorizations and rights of way, include all assets and properties necessary to permit the Company and its subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

          (d) All of the assets and properties of the Company and its subsidiaries that are reasonably necessary for the operation of their business are in good working condition in all material respects and are maintained in accordance with prudent business standards.

     3.14     DEFAULTS.  Neither  the  Company nor any of its subsidiaries is in
              --------
default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, except for defaults which in the aggregate would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets.

     3.15     INSURANCE.  All  material  policies  of fire, liability, workmen's
              ---------
compensation and other forms of insurance owned or held by the Company and each of its subsidiaries as of the date hereof are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Company or any of its subsidiaries is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Company and each of its subsidiaries (taking into account the cost and availability of such insurance); will remain in full force and effect through the respective dates listed in such policies with the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

     3.16     LITIGATION.  Except as disclosed in Schedule 3 hereto, there is no
              ----------
litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries.

     3.17     COMPLIANCE  WITH  THE  LAW.   Neither  the  Company nor any of its
              --------------------------
subsidiaries  has
violated any governmental requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its assets or properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets. Except for such acts or failures to act as would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets, the assets and properties of the Company have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of agreements and other instruments comprising a part of the assets and properties, including, without limitation, all leases, subleases or other contracts comprising a part of the assets and properties.

     3.18     ENVIRONMENTAL  MATTERS.  Except  to the extent that the inaccuracy
              ----------------------
of any of the following, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or its properties or assets:

          (a) No property owned, leased or operated by the Company or any of its subsidiaries, and no operations conducted thereon violate any order or requirement of any court or Governmental Entity or any Environmental Laws;

          (b) Without limitation of clause (a) above, no property owned, leased or operated by the Company or any of its subsidiaries, nor the operations currently conducted thereon or, to the best knowledge of the Company, by any prior owner or operator of such property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Entity or subject to any remedial obligations under Environmental Laws;

          (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Company or any of its subsidiaries in connection with the operation or use of any and all property of the Company and each of its subsidiaries, including without limitation present, or to the best of Company's knowledge, past treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Company and each of its subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

          (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all properties, owned, leased or operated by the Company or any of its subsidiaries have in the past, during the tenure of ownership of the Company and its subsidiaries and, to the best of the Company's knowledge, prior thereto, been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Company, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Entity in connection with any Environmental Laws;

          (e) The Company has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released, and there has been no threatened release of any hazardous substances, on or to any properties, owned, leased or operated by the Company or any of its subsidiaries, except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment; and

          (f) Neither the Company nor any of its subsidiaries has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

     3.19     TAXES.  The Company has filed (taking into account any extensions)
              -----
all United States Federal income tax returns and all other tax returns which are required to be filed by it on or before the Closing and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except for any taxes which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Company in respect of taxes and other governmental charges are adequate. No tax lien has been filed and, to the knowledge of the Company, no claim is being asserted with respect to any such tax, fee or other charge, except for any taxes, fees or other charges which are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

     3.20     BROKERAGE  FEES.  The  Company  has  not  retained  any  financial
              ---------------
advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of the sale by the Company and the purchase by the Purchaser of the Shares.

     3.21     SEC REQUIREMENTS.  Neither the Company nor any of its subsidiaries
              ----------------
has received notice from the Securities and Exchange Commission or any state securities agency that the Company or any subsidiary is not in compliance with applicable Securities and Exchange Commission or state securities rules and regulations or is under investigation regarding the potential violation of any such rule or regulation.

     3.22     MATERIAL AGREEMENTS. Set forth on Schedule 4 hereto is a complete
              -------------------
and correct list of all material agreements of the Company and its subsidiaries that would be required to be listed in an Annual Report on Form 10-K as material contracts pursuant to Item 601 of Regulation S-K.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     The Purchaser hereby represents, warrants and agrees that:

     4.1     AUTHORITY.  The  Purchaser has  full corporate or partnership power
             ---------
and authority to execute and deliver this Agreement and, when executed and delivered, will constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. If the Purchaser is a corporation or a trust, the officer or trustee executing this Agreement represents and warrants that he/she is authorized to so sign; that the corporation or trust is authorized by its charter and by-laws or the trust agreement, as the case may be, to make this investment.

     4.2     SUITABILITY  OF  PURCHASER.  The  Purchaser is able to (i) bear the
             --------------------------
economic risk of its investment in the Company, (ii) hold the Shares for an indefinite period of time, and (iii) afford a complete loss of its investment.

     4.3     INVESTMENT  EXPERIENCE.  The Purchaser, together with its purchaser
             ----------------------
representative (who is unaffiliated with and who is not compensated by the Company, or any affiliate or selling agent of the Company, directly or indirectly), if any, have the requisite knowledge and experience in financial and business matters, including investments of this type, to be capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto.

     4.4     RECEIPT  OF  INFORMATION;  RELIANCE  UPON  DISCLOSURE.
             -----------------------------------------------------

     (a)     DOCUMENTS.  The  Purchaser has reviewed, read carefully, considered
             ---------
and fully understood the Disclosure Documents and the Purchaser has received from the Company all of the information concerning the Company that it considers to be material in making its investment decision, which information has been requested by the Purchaser if not already furnished by the Company. The Purchaser (and/or its representative, if any) have had full access to the books and records of the Company and to its officers, directors and accountants for the purpose of obtaining and verifying such information and the Purchaser has had an opportunity to ask questions and receive answers from the officers of the Company regarding the terms and conditions of this transaction and the Company's business and financial condition.

     (b) The Purchaser confirms that he has had adequate opportunity to obtain such independent legal and tax advice and financial planning services as he has deemed appropriate prior to making a decision to purchase the Shares.

     (c) Except as expressly set forth herein, no representations or warranties, oral or otherwise, have been made to the Purchaser, including without limitation, any representations concerning the future prospects of the Company, by the Company or any agent, employee or affiliate of the Company, or any other person whether or not associated with this transaction, and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in the Disclosure Documents, and the results of its own independent investigation. The Purchaser has obtained sufficient information to evaluate the merits and risks of its investment and to make an informed investment decision.

     4.5     RESTRICTED  SECURITIES.  The Purchaser understands and acknowledges
             ----------------------
that the Shares it is purchasing hereunder are "restricted securities" under federal and state securities laws insofar as they have not been registered under the 1933 Act or the securities laws of any other jurisdiction, that they may not be resold or transferred without compliance with the registration or qualification provisions of the 1933 Act or applicable federal and state securities laws or the laws of any other jurisdiction or an opinion of counsel that an exemption from such registration and qualification requirements is available. The Purchaser is familiar with SEC Regulation D, Regulation S and Rule 144 promulgated under the 1933 Act, as presently in effect, and the resale limitations imposed thereby and by the 1933 Act.

     4.6     LIMITATIONS  ON  DISPOSITION.  Without  in  any  way  limiting  the
             ----------------------------
representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

     (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

      (b)(i) The Purchaser shall have notified Company of the proposed disposition and shall have furnished Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) upon the request of the Company, the Purchaser shall have furnished Company with an opinion of counsel, reasonably satisfactory to Company, that such disposition will not require registration of such securities under the 1933 Act and applicable state securities laws.

     The Purchaser understands that Company will issue stop transfer instructions to its transfer agent with respect to the Shares and intends to place a restrictive legend on every certificate as provided in Section 8.4 hereof.

     4.7     ILLIQUID  INVESTMENTS.  The  Purchaser's  overall  commitment  to
             ---------------------
investments that are not readily marketable is not disproportionate to its net worth and its investment in the Shares will not cause such overall commitment to become excessive. The Purchaser has adequate means of providing for its current needs and personal contingencies.

     4.8     COMPANY  RELIANCE  ON  QUESTIONNAIRE  AND  REPRESENTATIONS  AND
             ---------------------------------------------------------------
WARRANTIES.  The Purchaser understands, acknowledges and agrees that the Company
----------
is relying on the accuracy of the responses by Purchaser contained in the Confidential Purchaser Questionnaire heretofore delivered by you to the Company (as well as Purchaser representations and warranties contained in this Agreement), which responses, representations and warranties you warrant to be true, complete and correct.

     4.9     ACCREDITED  INVESTOR  STATUS.  The  Purchaser  is  an  "accredited
             ----------------------------
investor" as such term is defined in SEC Rule 501(a) of Regulation D promulgated under the 1933 Act.

     4.10     PURCHASE  FOR  OWN ACCOUNT.  The Purchaser is acquiring the Shares
              --------------------------
for its own account, for investment purposes and not for resale or with a view to any distribution, or in connection with any distribution thereof.

                                    ARTICLE V

                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

     Purchaser's obligations to purchase the Investment Shares under this Agreement are subject to the fulfillment of the following conditions:

     5.1     REPRESENTATIONS AND WARRANTIES.  The representations and warranties
             ------------------------------
of the Company contained in Article III hereof shall be true as of the Closing Date.

     5.2     COMPANY'S  PERFORMANCE.  The  Company  shall  have  performed  and
             ----------------------
complied with all agreements, obligations and conditions contained in this Agreement, which performance or compliance is required on or before the Closing Date.

     5.3     TRANSACTION  DOCUMENTS.  Each  of  the  Transaction Documents shall
             ----------------------
have been fully executed and delivered by the parties thereto, and shall be in full force and effect.

     5.4     ESCROW  RELEASE  CONDITIONS.  Each of the Escrow Release Conditions
             ---------------------------
shall  have  been  satisfied.

     5.5     LEGAL  PROCEEDINGS.  No  proceeding  shall, on the Closing Date, be
             ------------------
pending or threatened seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     5.6     OFFICERS'  CERTIFICATE.  The  Company  shall  have  delivered  an
             ----------------------
Officers' Certificate to the Purchaser to the effect that all conditions contained in this Article V have been complied with.

                                   ARTICLE VI

                       CONDITIONS TO COMPANY'S OBLIGATIONS
                       -----------------------------------

     The obligations of the Company to sell and issue the Investment Shares to Purchaser are subject to the fulfillment on or before the Closing of each of the following conditions by Purchaser:

     6.1     REPRESENTATIONS  AND  WARRANTIES.  The  Purchaser's representations
             --------------------------------
and warranties contained in Article IV shall be true on and as of the Closing Date with the same effect as though made on and as of the date thereof.

     6.2     PAYMENT.  The  Purchaser  shall have delivered into escrow the full
             -------
amount  of  the  Investment  Purchase  Funds.

     6.3     TRANSACTION  DOCUMENTS.  Each  of  the  Transaction Documents shall
             ----------------------
have been fully executed and delivered by the parties thereto, and shall be in full force and effect and

Purchaser, if requested by Company, shall have delivered to the Company an executed Confidential Purchaser Questionnaire.

                                   ARTICLE VII

                               REGISTRATION RIGHTS
                               -------------------

     The Company covenants and agrees as follows:

     7.1     DEFINITIONS.  For  purposes  of  this  Article  7:
             -----------

          (a) The term "Holder" means any person owning or having the right to acquire Shares or Registrable Securities.

          (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) The term "Public Corporation" means a corporation which has a class of equity securities registered pursuant to Section 12 of the 1934 Act, or which is required to file periodic reports pursuant to Section 15(d) of the 1934 Act.

          (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

          (e) The term "Registrable Securities" means (i) the Shares, (ii) any shares of Common Stock issued by Company pursuant to Section 1.1 or 1.2 hereof, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares and the shares referred to in clause (ii) above, but excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Article VII are not assigned; provided, however,
                                                              --------  -------
that any such securities shall cease to be Registrable Securities when one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein.

          (f) The number of shares of "Registrable Securities Then Outstanding" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities.

          (g) The term "Registration Expenses" means all registration, qualification, listing and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Agreement, and any other fees and expenses of the registration under this Agreement which are not Selling Expenses.

          (h) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

          (i) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in this Agreement.

     7.2     REGISTRATION  OBLIGATION.  The  Company  agrees  to  cause  a
             -------------------------
registration statement on Form S-1, SB-1 or SB-2 to be filed with the Securities Exchange Commission as to the Registrable Securities to be registered under the 1933 Act not later than one hundred twenty (120) days after the Closing Date and use its reasonable best efforts to have such registration statement declared effective within one hundred eighty (180) days of the Closing Date.

     7.3     PIGGYBACK  REGISTRATION  RIGHTS.
             -------------------------------

          (a) If, at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or the account of a security holder or holders, other than pursuant to a Registration Statement on Form S-4 or Form S-8, the Company will (x) promptly give each Holder written notice thereof, and (y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 7.3(a). In such event, the right of any Holder to registration pursuant to this
Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities owned by the Holder in the underwriting to the extent provided under this Section 7.3. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 7.3, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holder of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities pro rata
                                                                        --- ----
according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities
                              ---  ----
requested by the Holders and such holders to be included in the registration and
(ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise all Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) The Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 7.3 at any time prior to the time it becomes effective.

     7.4     EXPENSES  OF  REGISTRATION.  All  Registration Expenses incurred in
             --------------------------
connection with a registration pursuant to this Article 7 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of the Holders shall be borne by the Holders of such Registrable
Securities  pro  rata  based  upon  the  total  number of Registrable Securities
            ---  ----
included in the registration or, if such Selling Expenses are specifically allocable to Registrable Securities held by specific Holders, by such Holders to the extent related to the sale of such Registrable Securities.

     7.5     REGISTRATION  PROCEDURES.
             ------------------------

          (a) In connection with the registration of Registrable Securities required pursuant to this Article 7, the Company shall as expeditiously as is reasonable:

               (i) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its reasonable reasonable best efforts to cause such registration statement to become and remain effective for the period described in paragraph (ii) below;

               (ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement the earliest of (w) when the Shares have been sold pursuant to Rule 144 promulgated under the 1933 Act (or any successor provision) ("Rule 144") or such registration statement, (x) when the Shares have been otherwise transferred and a new certificate for the Shares not bearing a legend restricting further transfer shall have been delivered by the Company, (y) when all of the Holder's and its Affiliates' remaining Shares can be sold in a single transaction in compliance with Rule 144, or (z) when the Shares have ceased to be outstanding;

               (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

               (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (v) immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law;

               (vi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

               (vii) use its reasonable best efforts to list such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over- the-counter market, to use its reasonable best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as such seller shall reasonably request;

               (viii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

          (b) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (c) In the case of an underwritten public offering, the Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

     7.6     INDEMNIFICATION.
             ---------------

          (a) The Company will indemnify each Holder with respect to which registration has been effected pursuant to this Agreement, each of its officers and directors, if any, and each underwriter, if any, and each person who controls the Holder or any such underwriter within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company
                                             --------  -------
will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act and each other such Holder against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 7.6 shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this Section 7.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the
                                   --------   -------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure
                                             --------  -------
of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     7.7     CONTRIBUTION.
             ------------

          (a) If the indemnification provided for in Section 7.6 hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 7.7 is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

          (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.8.     EXCHANGE  ACT  REGISTRATION.     The  Company covenants and agrees
              ---------------------------
that  until  such  time as there shall be no Registrable Securities outstanding:

          (a) it will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

          (b) it will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144 or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by Rule 144;

          (c) it will, if no longer required to file reports pursuant to Section 12 (g) of the 1934 Act, upon the request of any Holder, make publicly available the information specified in subparagraph (c) (2) of Rule 144, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC; and

          (d) upon the request of any Holder, it will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 7.8.

     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to the Holders, their partners, advisory committee members, officers, directors and employees acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 7.6; provided, however, that the Company shall be given written
                      --------  -------
notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 7.6 the defense thereof.

     7.9     DELAY OF REGISTRATION.  No holder shall have any right to obtain or
             ---------------------
seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article VII.

     7.10     AMENDMENTS AND WAIVERS.  Any term or provision of the registration
              ----------------------
rights stated in this Agreement may be amended and the observance of any term of such rights may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of the Shares and any Registrable Securities then outstanding, each future holder of Shares and such Registrable Securities, and the Company.

                                  ARTICLE VIII

                      MISCELLANEOUS AND FURTHER PROVISIONS
                      ------------------------------------

     The Purchaser agrees that:

     8.1     NO  TRANSFER  OF  SHARES  UNTIL  REGISTERED.  Purchaser  will  not
             -------------------------------------------
transfer or assign the Investment Shares except as provided in Section 4.6.

     8.2     SUCCESSORS  AND  ASSIGNS.  This Agreement and  this Agreement shall
             ------------------------
be binding upon the parties and their respective successors and assigns.

     8.3     INDEMNIFICATION  REGARDING  QUESTIONNAIRE.  Purchaser  shall
             -----------------------------------------
indemnify, hold harmless and defend the Company and its affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any representations or warranties made by the Purchaser in the Confidential Purchaser Questionnaire completed by the Purchaser, and the Purchaser agrees that in the event of any breach or untruth of any representations or warranties made by the Purchaser herein or in the Confidential Purchaser Questionnaire, the Company may, at its option, forthwith rescind the sale of the Shares to the Purchaser, if the failure to rescind due to the breach or untruth by Purchaser would cause the Company to be in violation of the registration requirements of the 1933 Act or applicable state securities laws.

     8.4     LEGEND.  A  legend  in  substantially  the  following  form will be
             ------
placed on all documents or certificates evidencing the Shares:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

     8.5     SURVIVAL  OF  WARRANTIES.  The  warranties,  representations  and
             ------------------------
covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     8.6     ENTIRE  AGREEMENT.  This  Agreement,  together  with  the  other
             -----------------
Transaction Documents, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8.7     GOVERNING  LAW.  This  Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of Texas (except where Nevada law pertains to the corporate matters of Company) without regard to conflicts of law.

     8.8     COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.9     NOTICES.  All  notices,  requests, demands and other communications
             -------
under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the date of delivery if sent by prepaid overnight courier services, (iii) on the fifth day after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and (iv) upon the receipt of a confirmation of transmission if sent by facsimile transmission at the following addresses. Any party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

     To  Purchaser:               CBarney  Invesments,  Ltd.
                                  952  Echo  Lane,  Suite  364
                                  Houston,  Texas  77024
                                  Attention:  Charles  Barney
                                  FAX:  (713)  722-8886

     With  a  copy  to:           Gardere  Wynne  Sewell,  L.L.P.
                                  1000  Louisisana,  Suite  3400
                                  Houston,  Texas  77002
                                  Attention:  Gregory  J.  Sergesketter
                                  FAX:  (713)  276-5555

     To  Company:                 Petrosearch  Energy  Corporation
                                  4801  Woodway  Drive,  Suite  300E
                                  Houston,  Texas  77056
                                  Attention:  President
                                  FAX:  (713)  961-9338

     8.10     SEVERABILITY.  If  one  or  more  provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     8.11     AMENDMENT  AND/OR  MODIFICATION.  Neither  this Agreement, nor any
              -------------------------------
term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

     8.12     HEADINGS.  The various headings of this Agreement are inserted for
              --------
convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                                        SIGNATURES APPEAR ON THE FOLLOWING PAGES

EXECUTED as of the Effective Date above.


                                   PETROSEARCH  ENERGY  CORPORATION,  A
                                   NEVADA  CORPORATION


                                   By:  /s/
                                      ----------------------------------

                                   Name:________________________________
                                   Title:_______________________________


                                   CBARNEY  INVESTMENTS,  LTD.,  A
                                   TEXAS  LIMITED  PARTNERSHIP


                                   By:  /s/
                                      -----------------------------------

                                   Name:_________________________________
                                   Title:________________________________


LIST  OF  ATTACHMENTS:
----------------------

Exhibit  A   -    Escrow  Agreement
Schedule  1  -    Capitalization  of  Company
Schedule  2  -    Fortuna  Energy,  L.P.  Credit  Facility
Schedule  3  -    Pending  Litigation
Schedule  4  -    Material  Contracts  per  Section  3.22

EXHIBIT "A"
-----------

     THE UNDERSIGNED, GREG SERGESKETTER, OF GARDERE WYNNE SEWELL, LLP , WHO HAS SERVED AS COUNSEL TO PURCHASER UNDER THIS AGREEMENT, AGREES TO ACT AS ESCROW AGENT FOR THE PARTIES AS CONTEMPLATED IN SECTION 2.1 OF THIS AGREEMENT AND IN SUCH CAPACITY TO EFFECT THE DELIVERY OF THE INVESTMENT PURCHASE FUNDS TO THE COMPANY UPON DELIVERY TO ESCROW AGENT BY THE COMPANY OF THE INVESTMENT SHARES AND THE OFFICER'S CERTIFICATE DESCRIBED IN SECTION 5.6 OF THE AGREEMENT.

                              /s/
                              -------------------------------
                              GREG SERGESKETTER